Exhibit 10.1

NINTH AMENDMENT TO LOAN AGREEMENT

This Ninth Amendment to Loan Agreement (“Eighth Amendment”) is made and entered into as of January 31, 2018 by and between HEP INVESTMENTS LLC, a Michigan limited liability company (“Lender”), and ZIVO BIOSCIENCE, INC. (formerly HEALTH ENHANCEMENT PRODUCTS, INC.), a Nevada corporation (“Borrower”).

R E C I T A L S

A. Borrower and Lender entered into that certain Loan Agreement, dated as of December 1, 2011 (as the same may be amended, modified or restated from time to time, the “Loan Agreement”) whereby Lender made a loan to Borrower evidenced by the Note.

B. Borrower and Lender desire to make certain changes to the Loan Agreement upon the terms and conditions hereinafter set forth in connection with the execution of a Ninth Amended and Restated Senior Convertible Promissory Note, of even date herewith, including the consent of the Guarantors to such amendment endorsed hereon.

NOW THEREFORE, in consideration of the covenants and agreements of the parties, Borrower and Lender, with the consent and agreement of the undersigned Guarantors (each a “Guarantor” and collectively the “Guarantors”), agree as follows:

1. Capitalized Terms. Capitalized terms used but not otherwise defined in this Eighth Amendment shall have the meanings given to such terms in the Loan Agreement.

2. Continued Effect. Except as specifically modified or amended by the terms of this Eighth Amendment, all other terms and provisions of the Loan Agreement and all other Loan Documents (as defined in the Loan Agreement) shall continue in full force and effect. By execution of this Amendment, Borrower and each Guarantor hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Loan Agreement, the Note and the other Loan Documents. Borrower and each Guarantor hereby acknowledges and agrees that (i) the liens created and provided for by the Loan Documents continue to secure all obligations under the Loan Agreement as amended hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Loan Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

3.Amendment. Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“1.Loan. Lender agrees to make a loan to Borrower in the amount of up to $17,500,000 (the “Loan”) in accordance with the terms of that certain Tenth Amended and Restated Senior Secured Convertible Promissory Note attached hereto as Exhibit A (the “Note”).”

4.Fees and Expenses; Outstanding Amount. Lender and Borrower acknowledge and agree that, as of the date hereof, the principal amount outstanding under the Loan is $16,411,839.16, and related interest accrued through January 31, 2018 of $1,476,607.21. In consideration for extending the maturity date of the Loan in accordance with the Tenth Amended and Restated Senior Convertible Promissory Note, of even date herewith, Borrower agrees to promptly grant to Lender 5-year warrants to purchase 3,250,000 shares of Borrower common stock, at an exercise price of $0.10 per share, in substantially the same form as previously granted to Lender.

5.Guarantors Consent. The Guarantors hereby consent to this Ninth Amendment and acknowledge and agree that their Guaranties remain in full force and effect in accordance with their respective terms, including the increase in the amount of the Loan, and that the Guarantors have no defenses, setoff of counterclaims with respect thereto.

6.Authority. Each individual executing this Ninth Amendment on behalf of the respective parties hereto represents and warrants that he/she is duly authorized to execute and deliver this Ninth Amendment on behalf of the respective party hereto and that this Ninth Amendment is binding upon the respective party in accordance with its terms.

7.Counterparts. This Ninth Amendment may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. Copies (whether photostatic, facsimile or otherwise) of this Ninth Amendment may be made and relied upon to the same extent as an original.

[Signatures on next page]

IN WITNESS WHEREOF, Lender, Borrower and Guarantors have executed this Ninth Amendment to Loan Agreement as of the date first written above.

BORROWER:

ZIVO BIOSCIENCE, INC.

(formerly HEALTH ENHANCEMENT PRODUCTS, INC.),

a Nevada corporation

By: /s/ Philip M. Rice, II

Name: Philip M. Rice, II

Title: Chief Financial Officer

LENDER:

HEP INVESTMENTS LLC, a Michigan limited liability company

By: /s/ Laith Yaldoo

Laith Yaldoo,

Manager

ACKNOWLEDGED AND AGREED BY THE UNDERSIGNED GUARANTORS:

HEALTH ENHANCEMENT CORPORATION, a Nevada corporation

By: /s/ Philip M. Rice, II

Print Name: Philip M. Rice, II

Its: Chief Financial Officer

HEPI PHARMACEUTICALS, INC., a Delaware corporation

By: /s/ Philip M. Rice, II

Print Name: Philip M. Rice, II

Its: Chief Financial Officer